UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

000-20412

(Commission File Number)

British Columbia, Canada	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

510 4th Street North, Watkins, Minnesota, USA, 55389

(Address of principal executive offices)(Zip Code)

(320) 764-5797

Issuer’s telephone number

     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01

Change in Registrant’s Certifying Accountant

(a)

Dismissal of Independent Registered Public Accounting Firm

On June 21, 2017, International Barrier Technology Inc. (the “Company”) dismissed BDO Canada LLP (“BDO”), which was serving as the Company’s independent registered accounting firm.  The decision to change accountants was approved by the audit committee (the “Audit Committee”).

The reports from BDO on the Company’s consolidated financial statements for the years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recently completed fiscal years, which ended June 30, 2016 and June 30, 2015, and the subsequent interim period preceding the dismissal of BDO there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with this report; or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company delivered a copy of this report on Form 8-K to BDO on June 21, 2017 and requested that a letter addressed to the SEC stating whether or not it agrees with the statements made in response to this Item 4.01 and, if not, stating the respects in which it does not agree.  BDO responded with a letter stating it is in agreement with the statements made in this report, a copy of which is attached as Exhibit 16.1.

(b)

Engagement of New Independent Registered Public Accounting Firm

On June 21, 2017 the Audit Committee approved the engagement of DMCL Chartered Professional Accountants (“DMCL”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

During the two most recent fiscal years ended June 30, 2016 and June 30, 2015 and through to the date of this Form 8-K, nether the Company nor anyone on its behalf consulted with DMCL regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did DMCL provide either a written report or oral advice that DMCL concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits.

The following Exhibit related to Item 4.01 is intended to be filed with the SEC pursuant to Item 304(3) Regulation S-K.

Exhibit No.	Description
16.1	Letter from BDO Canada LLP to the Securities and Exchange Commission dated June 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Barrier Technology Inc.
Date	June 26, 2017	(Registrant)
/s/ Melissa McElwee
Melissa McElwee, CFO